SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 8, 2005
                        (Date of Earliest Event Reported)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
               (Exact name of registrant as specified in charter)

                        Commission File Number: 333-45862

          MASSACHUSETTS                                 04-141-4660
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
 of incorporation or organization)


                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
              (Registrant's telephone number, including area code)
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ITEM 3.02         Unregistered Sales of Equity Securities

     On March 8, 2005 John Hancock Life Insurance Company issued 32,000 shares of Common Stock to its sole shareholder, John Hancock Financial Services, Inc., for consideration of $320.0 million. The transaction was exempt from registration under Section 4(2) of the Securities Act of 1933.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       JOHN HANCOCK LIFE INSURANCE COMPANY


Date:  March 11, 2005                  By:    /s/ Jonathan Chiel
                                              ------------------------
                                              Jonathan Chiel
                                              Executive Vice President